SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   DECEMBER 22, 1997
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                            THE B.F.GOODRICH COMPANY
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               (Exact name of registrant as specified in charter)



   New York                        1-892                       34-0252680
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(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)



        4020 Kinross Lakes Parkway, Richfield, Ohio            44286-9368
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         (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code     330-659-7600
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                                 Not Applicable
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         (Former name or former address,  if changed since last report.)

Item 2.  Acquisition or Disposition of Assets
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         On December 22, 1997,  the  Company  completed the acquisition of Rohr,
Inc. by way of a merger of a  wholly-owned  subsidiary of  BFGoodrich into Rohr,
Inc.   Each share of common stock of Rohr, Inc.  was exchanged for 0.7 shares of
common stock of BFGoodrich.   Rohr, Inc. is now a wholly-owned subsidiary of The
B.F.Goodrich Company.




Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
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     Exhibit 2      Plan of Acquisition:    Agreement  and  Plan of Merger dated
                    as of September 22, 1997 among The B.F.Goodrich Company, Midwest Acquisition Corporation and Rohr, Inc. filed as Annex A to Registration Statement No. 333-40291 on Form
                    S-4  of   The  B.F.Goodrich   Company   declared   effective
                    November 14, 1997, is incorporated herein by reference.

     Exhibit 99.1 Financial statements of Rohr, Inc. included in Annual Report of Rohr, Inc. on Form 10-K for the year ended July 31, 1997, as amended by Form 10-K/A filed on October 28, 1997, is incorporated herein by reference.

     Exhibit 99.2 Pro forma combined financial information of The B.F.Goodrich Company and Rohr, Inc. contained in Registration Statement No. 333-40291 on Form S-4 of The B.F.Goodrich Company declared effective November 14, 1997 is incorporated by reference.







                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE B.F.GOODRICH COMPANY




                                              By     /s/Nicholas J. Calise
                                                 -----------------------------
                                                 Nicholas J. Calise, Secretary



Dated:   January 6, 1998